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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration on Form S-8 of our report dated March 31, 1999, of our audits of the financial statements and financial statement schedule of John Q. Hammons Hotels, Inc.

                              ARTHUR ANDERSEN LLP

Cincinnati, Ohio
May 5, 1999